SpatiaLight, Inc.

HDTV.OB

Company Overview

July 2007

Safe Harbor Statement

This presentation includes forward-looking statements that reflect SpatiaLight's current expectations about its future results, performance, prospects and opportunities. SpatiaLight has tried to identify these forward-looking statements by using words and phrases such as "may," "will," "expects," "anticipates," "believes," "intends," "estimates," "plan," "should," "typical," "preliminary," "we are confident" or similar expressions.

These forward-looking statements are based on information currently available to SpatiaLight and are subject to a number of risks, uncertainties and other factors that could cause SpatiaLight's actual results, performance, prospects or opportunities in the remainder of 2006 and beyond to differ materially from those expressed in, or implied by these forward-looking statements.

These risks and uncertainties are outlined in the company's filings with the U. S. Securities and Exchange Commission, including its most recent reports on Form 10-K/A and Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that they were made.

SpatiaLight does not undertake any duty to update these forward-looking statements, or any other information provided in this presentation, unless required by law.

Business Situation-1

- SpatiaLight, Inc. engages in the manufacture and sale of high-resolution liquid crystal on silicon (LCoS) microdisplays. Its products include microdisplays and systems that support microdisplays. These products provide high-resolution images suitable for consumer electronics such as High Definition rear projection televisions, front projection home theatre systems, computer monitors, video projectors, nano-projectors and near-to-eye display devices such as head mounted displays. Some of these displays are capable of supporting 3D stereoscopic viewing.
- In the first half of 2006, SpatiaLight successfully made the transition from a research and development company to a company capable of volume manufacturing. Starting in mid-2006 mass production shipments of the T3 LCoS sets commenced to LGE to support their Australian market 71" product.
- In the first quarter of 2007, SpatiaLight was informed by LGE of its decision to stop manufacture of RPTV products in favor of focusing on flat panel displays.
- The loss of this source of future revenue and associated income has been a major factor in the reduction of Spatialight's stock price.

The Company has begun to reposition and "restart" itself

Business Situation-2

- Microdisplay based RPTV is under significant pressure from flat panel displays, despite offering the consumer good value and performance in large screen sizes. Major companies withdrawing from this market are LGE, Hitachi and Toshiba.
- SONY, Samsung, JVC and Mitsubishi continue strongly with their LCoS and DLP based RPTV products with a future focus on “thin” TV sets and increased use of solid state illumination such as LED and Lasers.
- The Gaming industry, a market in excess of $28B in 2006, is seeing an increase in both 1080 resolution and 3D content through both console and PC based hardware platforms.
- Blu-Ray and HD-DVD videodiscs offer 1080p content through DVD players, gaming consoles, PC’s and laptops.
- The mobile electronics experience is limited by the size and resolution of displays that can use the content of new high bandwidth connectivity for cell phones, PDA’s and laptops.

Focus on products and market segments other than RPTV is needed

Business Situation-3

- Redirecting and repositioning the Company require continued investment and funding.
- The Equity Credit Agreement reached in late April provides the Company with a vehicle to continue operations. Money is coming in to fund current operations and development while we continue to make payments on our payables, which are at normal, historic levels.
- Anticipated approval of measures placed before the shareholders will provide the Company continued ability to fund while it continues its efforts to reposition the Company with new products and new customers.
- We are now in discussions with the senior debt holders to see if a solution can be found for the upcoming maturity of that debt, including options such as repurchase of the debt.
- We are in settlement discussions with LGE regarding breach of contract claims, but cannot commit to any resolution being reached.

Ongoing operations are *being funded*. Continuing to work on restructuring of financial issues.

Product Roadmap

- Current product is T3P 0.74” diagonal (1920x1080p) and is primarily intended for use in 60” and larger RPTV screen sizes employing 3 panel light engines.
- While not SpatiaLight technology per se, the development of solid state light sources (LED or laser diode based) is enabling projection products with long life, improved color gamut, and improved form factors that will enable better segment competition against flat panels. Foreal Spectrum of San Jose is using the Spatialight T3P product in the first LCoS-LED light engine design. Potential applications include a tabletop touch screen system recently demonstrated by Microsoft.
- R&D efforts are being finalized for the T3S, a Full HD 1920x1080 single panel imager and associated drive system architecture for Near To Eye (NTE) and head mounted display (HMD) applications. Initial shipments are being sold to Deocom, a Korean HMD manufacturer. Negotiations to firm up much more significant deliveries ramping in Q407 are underway.
- The T6S 0.33” diagonal (SVGA or 800x600) chip is being developed for nano-projector applications. Final product design is ready for IC tape out. SCRAM Technologies has demonstrated a prototype using SL imagers at the June 2007 InfoComm.
- SpatiaLight is exploring opportunities in the heads Up Display (HUD) arena using our innovative and Full HD LCoS capabilities.

Product development is progressing to meet the needs of the gaming and mobile market segments

Display Positioning

Personal Display

Current **Future**



20″
10″
5″
2″
Note Book
PC Monitor
Navigation
PMP
PDA
PSP
Cell Phone
Camcorder
DSC
km/h
HUD
HMD
Nano-
projector

SpatiaLight LCoS Technology enables a wide range of new display products with *high resolution*

Markets for HMD

Entertainment | **Mobile Computing** | **Industrial/Medical**











HMD products meet the increasing demands of a variety of display applications. SpatiaLight LCoS technology can provide <u>Full HD</u> resolution not available today.

Output Signals of Game Systems

Sony, MS support 1080P

Nintendo cannot support 1080P at this time

PC's with high end graphics cards support 1080P and stereoscopic 3D

Sony PS3



Screen size: 480i, 480p, 720p, 1080i, 1080p
HDMI: HDMI out x 2

MS XBOX



HDTV Support	Yes
HDTV Game Support	Yes
Maximum resolution	1920 x 1080

Nintendo



Screen size: 480i, 480p

HMD's based on SpatiaLight's **Full HD** 1080p LCoS meets both the resolution and 3D demands of tomorrow's gamer

Display Positioning


10"
40"
Small Display
Middle Display
Large Display
Projection Display
Direct View Display
Projection TV
Projector
Nano-projectors
Camcorde
Mobile Phone
PDA
Telematics
NBPC
Monitor
LCD TV
PDP TV

Nano-projectors can provide bigger displays for mobile users and more mobile projectors for small projection demands

SpatiaLight Microdisplays

Technology Trends

Light Source

~2004	~2006	~2008
Arc Lamp	**LED Lamp**	**Laser**



Philips

Osram

Panasonic



Lumileds

Luminus

Osram


SOLID-STATE
LIGHTING ›
SIMPLY BRIGHTER

Sanyo

Nichia

Novalux

Coherent

The development of solid state lighting complements the display needs of both thin, long lived RPTV as well as the Nano-projector category

Take Away

- The departure of LGE from the RPTV business was a major blow to SpatiaLight.
- The Company is well underway in the development of new products and technology to address the needs of new and growing market segments. While RPTV is a large segment, we believe that other market segments for LCoS are potentially as large, or larger.
- The Company is continuing to fund its needs and expects to continue to be able to do so. Steps have been taken to reduce the base burn rate significantly in both the US and the Korean plant, and to direct money to support the key developments.
- In support of those developments we have opened a small product R&D center near Seoul adding new skill sets to the Company.
- The Company is taking steps to address its financial structure issues.

SpatiaLight is moving successfully to reposition the Company for success in new markets and reduce dependence on RPTV